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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



             CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): December 31, 1996
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                      APPLIED ANALYTICAL INDUSTRIES, INC.
                      -----------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)



           0-21185                                     04-2687849
           -------                                     ----------
   (Commission File Number)             (I.R.S. Employer Identification Number)


                             5051 New Centre Drive
                        Wilmington, North Carolina 28403
                        --------------------------------
              (Address of Principal Executive Offices) (Zip Code)



                                 (910) 392-1606
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



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                      APPLIED ANALYTICAL INDUSTRIES, INC.

                                    FORM 8-K

      (Any item which is not applicable or to which the answer is negative has been omitted.)


Item 2.  Acquisition or Disposition of Assets.

On December 31, 1996, Applied Analytical Industries, Inc. ("AAI"), through its wholly-owned subsidiary, My Asset Management GmbH, exercised options to acquire all of the outstanding ownership of L.A.B. Gesellschaft fur pharmakologische Untersuchungen mbH & Co. ("L.A.B."). The controlling ownership interest was acquired from Friedrich Herzog von Wurttemberg.

L.A.B. is a European contract research and development organization headquartered in Neu-Ulm, Germany with operational units in Neu-Ulm, Stuttgart and Munich, Germany as well as in France, Holland, England and Hungary. It employs approximately 250 scientists, technicians and support personnel, 60 or more with Ph.D. or M.D. degrees. L.A.B. focuses on both niche clinical and non-clinical pharmaceutical product development and provides services that include drug formulation development; chemical analysis; Phase I clinical studies; bioanalytical testing; and European regulatory consulting. The firm also provides controlled Phase II-A studies and multi-center trials focused in niche therapeutic areas including hepatic disease, chemotherapeutics, and hormone replacement therapy.

The acquisition will be accounted for using the purchase method of accounting. The aggregate acquisition cost, including current and deferred payments to former owners, amounts advanced to L.A.B. to retire existing bank debt and other liabilities, contingencies and acquisition costs, is approximately $18 million. The acquisition will be funded through the release of an escrow deposit; current cash payments from existing cash balances of AAI, exclusive of any proceeds from its recent initial public offering; with the remainder, including deferred payments to former owners, payments on L.A.B. bank debt and other liabilities and contingencies expected to be paid out over the next few years with working capital from operations.



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Item 7.  Financial Statements and Exhibits.

         (a) Financial statements the business acquired:

             The audited financial statements of the acquired business for the periods specified in Rule 3-05(b) of Regulation S-X are not available at this time. Such financial statements will be filed as an amendment to this Form 8-K on or before March 17, 1997.

         (b) Pro forma financial information:

             The pro forma financial information specified in Article 11 of Regulation S-X is not available at this time. Such information will be filed as an amendment to this Form 8-K at the time the above financial statements are filed.

         (c) Exhibits:

             Exhibit No.                      Description

                2.1* Option Agreement between Applied Analytical Industries, Inc. and My Asset Management GmbH and Friedrich Herzog von Wurttemberg.

                2.2* Purchase and Assignment Agreement between Friedrich Herzog von Wurttemberg and My Asset Management GmbH


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* Schedules and appendices to such documents have been omitted and will be supplementally provided to the Securities and Exchange Commission upon request.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      APPLIED ANALYTICAL INDUSTRIES, INC.

Date: January 15, 1997                By: /s/ Frederick D. Sancilio
                                         --------------------------------------
                                         Frederick D. Sancilio, Ph.D.
                                         President and Chief Executive Officer



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                      APPLIED ANALYTICAL INDUSTRIES, INC.

                                 EXHIBIT INDEX



             Exhibit No.                      Description

                2.1* Option Agreement between Applied Analytical Industries, Inc. and My Asset Management GmbH and Friedrich Herzog von Wurttemberg.

                2.2* Purchase and Assignment Agreement between Friedrich Herzog von Wurttemberg and My Asset Management GmbH


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* Schedules and appendices to such documents have been omitted and will be supplementally provided to the Securities and Exchange Commission upon request.




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